UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 22, 2005


                         Handy Hardware Wholesale, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

     0-15708                                          74-1381875
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(Commission File Number)                     (IRS Employer Identification No.)

    8300 Tewantin Drive
    Houston, Texas                                       77061
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (713) 644-1495
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

(a)  Retirement of Independent Accountant

     On April 22, 2005, it was determined that Clyde D. Thomas & Company, P.C.'s ("Clyde D. Thomas") services as Handy Hardware Wholesale, Inc.'s (the "Company") independent pubic accountant would terminate after its review of the first quarter 2005 financial results. As disclosed in the Company's proxy statement for its 2005 annual meeting of shareholders filed on March 22, 2005, on March 3, 2005, Clyde D. Thomas informed management that the firm was retiring the auditing functions of its business and would not be available to serve as the independent public accountants for the Company for the fiscal year ended December 31, 2005, although subsequent to this time, it was determined that Clyde D. Thomas would continue to act as the Company's independent public accountant and assist in the review of the Company's financial statements for the quarter ended March 31, 2005 in order to give the Company an adequate amount of time to interview and select a new independent public accountant.

     Clyde D. Thomas's report on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2004 and 2003 and through April 22, 2005, there were no disagreements with Clyde D. Thomas on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Clyde D. Thomas's satisfaction, would have caused it to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements for such years.

     The Company provided Clyde D. Thomas a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Clyde D. Thomas's letter stating its agreement with such statements.

(b)  Appointment of New Independent Accountant

     On April 19, 2005, the Company's Board of Directors approved the appointment of BKD, LLP ("BKD") as the Company's independent accountant for the year ending December 31, 2005, although BKD has not yet formally accepted the engagement based on its internal procedures. It is anticipated that BKD will accept its engagement as the Company's independent accountant shortly after the filing of this Form 8-K, and the Company will file an amended Form 8-K when an engagement is formalized.

     During the two year period ended December 31, 2004 and through April 28, 2005, the Company has not consulted BKD regarding the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported under Item 304(a)(2) of Regulation S-K.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit 16.1 Letter from Clyde D. Thomas to the Securities and Exchange Commission, dated April 27, 2005, regarding the change in certifying accountant, pursuant to Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 28, 2005                 Handy Hardware Wholesale, Inc.

                                     By:  /s/ Tina Kirbie
                                          -----------------------------------
                                          Tina S. Kirbie,
                                          Chief Financial and Accounting Officer